UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):  February 12, 2007


                             THE VALSPAR CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-3011                  36-2443580
(State or other jurisdiction        (Commission            (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)


   1101 THIRD STREET SOUTH, MINNEAPOLIS, MINNESOTA              55415
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (612) 332-7371


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 7, 2007, the Company issued the press release attached as
Exhibit 99.1. This press release supplements and modifies the information on the Company's results of operations for the first quarter of fiscal 2007 that was included in the press release dated February 12, 2007 and filed with the Form 8-K report on the same date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  99.1     Press Release dated March 7, 2007



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 THE VALSPAR CORPORATION



Dated:  March 7, 2007                            /s/ Rolf Engh
                                                 ----------------------------
                                                 Name:  Rolf Engh
                                                 Title: Secretary